Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield MLP Focus Fund
(the “Fund”)

Supplement dated May 25, 2018 to the Fund’s Prospectus

dated February 5, 2018, as supplemented and amended to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On May 17, 2018, the Board of Trustees (the “Board”) of the Fund approved certain changes to the Fund’s 80% Policy.  As described in the Fund’s Prospectus, the Fund may change the 80% Policy without shareholder approval and will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.  This supplement reflects the changes to the Fund’s 80% Policy.  These changes will become effective on August 1, 2018.  In addition, please note certain changes, described below, to “Appendix A” of the Prospectus that become effective on July 1, 2018.

On page 3 of the Prospectus, under the heading “Summary,” the first paragraph under the subsection “Principal Investment Strategies,” is hereby deleted and replaced with the following:

“Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and in other investments that have economic characteristics similar to such securities (collectively, “MLP Investments”) (the “80 Policy”).  The Fund’s MLP Investments may include, but are not limited to, investments that offer economic exposure to MLPs in the form of common units issued by MLPs, debt securities of MLPs, securities that are derivatives of interests in MLPs, including equity securities of “MLP affiliates,” which the Adviser defines as entities issuing MLP I-shares, securities of entities holding primarily general partner or managing member interests in MLPs, MLPs that are taxed as “C” corporations, and other entities that operate like MLPs and have economic characteristics of MLPs  but are organized and taxed as “C” corporations or organized as limited liability companies.  While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Investments that the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions.  The Fund concentrates (i.e., invests more than 25% of its total assets) in securities of companies in the energy infrastructure industry and the energy industry, and the Fund intends to make the majority of its investments in “midstream” MLP Investments.  Midstream MLP Investments are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.  The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices, such as the S&P 500.”

On page 4 of the Prospectus, under the heading “Summary,” the first sentence of the third paragraph under the subsection “Principal Investment Strategies,” is hereby deleted and replaced with the following:

“The Fund’s adviser, Brookfield Investment Management Inc. (the “Adviser”), seeks to identify a portfolio of high quality MLP Investments.”

On page 4 of the Prospectus, under the heading “Summary,” the fourth, fifth and sixth bulleted paragraphs under the subsection “Principal Investment Strategies,” are hereby deleted and replaced with the following:

“•  The Adviser first establishes a universe of high quality MLP investments (i.e., MLP Investments with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

•  Next, the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential.  The Adviser also assesses management quality, drawing on its previous experience with many of the MLP Investments’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans.  The Adviser also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs and other issuers, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs and other issuers, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•  The Adviser then ranks, weights and invests in MLP Investments based on its assessment of the durability of their cash flows, relative market valuation and growth potential.”

On page 13 of the Prospectus, under the heading “Additional Information About The Fund’s Investment Objective, Investment Strategies, and Related Risks,” the first paragraph is hereby deleted and replaced with the following:

“The Fund seeks to achieve its investment objective by investing in midstream energy and other MLPs and other MLP-related investments.  Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in MLP Investments (the “80% Policy”).  While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Investments that the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions.  The Fund concentrates (i.e., invests more than 25% of its total assets) in securities of companies in the energy infrastructure industry and the energy industry, and the Fund intends to make the majority of its investments in “midstream” MLP Investments.  Midstream MLP Investments are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.  The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices, such as the S&P 500.”

On page 13 of the Prospectus, under the heading “Additional Information About The Fund’s Investment Objective, Investment Strategies, and Related Risks,” the fourth paragraph and the subsequent first bulleted paragraph are hereby deleted and replaced with the following:

“The Fund seeks to establish positions in high quality MLP Investments determined based on the Adviser’s assessment of such MLP Investments’ durability of cash flows, relative market valuation and growth potential.

• The Adviser’s security selection begins with a two-step process.  First, the Adviser utilizes a proprietary multifactor model as a filter to establish a “universe” of high quality MLP Investments.  Second, the Adviser strategically weights these companies using a rigorous quantitative and qualitative fundamental analysis that considers components as granular as individual MLP assets and history of the management teams.  The Adviser expects that its MLP operator’s perspective, familiarity with many of the MLP Investments’ management teams and rigorous financial analysis provides unique insights into the durability of cash flows and quality of assets of each MLP in which the Fund invests.”

Effective July 1, 2018, on page A-1 of the Prospectus, under the heading “Appendix A,” the sentence under the subsection “Financial Intermediaries” is hereby deleted and replaced with the following:

“Morgan Stanley Wealth Management (“Morgan Stanley”)

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•                                          Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•                                          Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•                                          Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•                                          Shares purchased through a Morgan Stanley self-directed brokerage account

•                                          Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley’s share class conversion program

•                                          Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.